SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported)August 1, 2001
                                                        ---------------


                           VIKING CAPITAL GROUP, INC.
            --------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter


                                      Utah
                ------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-22744                                         87-0442090
     ------------------------                       --------------------------
      Commission File Number                         (IRS Employer Ident. No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75252
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-9996
            --------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisition or Disposition of Assets.

         Pursuant to a Stock Purchase Agreement dated August 1, 2001 the Registrant has acquired 25% of the ownership of Beijing Fei Yun Property Development Company, Ltd., a China corporation with its principal place of business in Beijing, China. Beijing Fei Yun Property Development Company, Ltd. (Fei Yun) was acquired for 21,500,000 newly issued common restricted shares of the Registrant in exchange for 25% of the ownership of Beijing Fei Yun Property Development Company, Ltd. Seven million five hundred thousand shares were issued directly to Fei Yun and the remaining fourteen million were issued to selling owners of Fei Yun. The business is a diversified holding company whose primary activity is ownership, control and operation of real estate properties (commercial and residential) as well as owning manufacturing companies and other concerns totaling in excess of $200,000,000 in Fei Yun controlled assets. As of and for the six month period ending June 30, 2001, Fei Yun had (approximate and unaudited) total assets in excess of $200 million, revenues of $38 million, and net profits after taxes of $5 million. Projections for fiscal year 2001 for all Fei Yun operations are approximately $88 million in revenues and $12 million or more in net profits after taxes. All of these amounts are qualified in their entirety by future reference to audited financial information which will be provided in accordance with the requirements of this Form 8K for interim events. Mr. Zhou will serve as Chairman, President & CEO and Mr. Wang as Vice Chairman and Vice President of Beijing Fei Yun Property Development Company, Ltd. Both Mr. Zhou and Mr. Wang will also serve as Vice Presidents of Viking Capital Group, Inc.. Voting control of in excess of 51% of Fei Yun has been assigned to a Viking committee made up of Mr. Zhou, Mr. Wang, Mr. Matthew Fossen, Mr. John Lu and Mr. William J. Fossen with Mr. William J. Fossen, Chairman of Viking Capital Group, Inc. having the right to decide any voting ties of the committee. Mr. Matthew Fossen is the President and CFO of Viking Capital Group, Inc. and Mr. Lu is the Executive Director/Asian Pacific Operations.


Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the financial statements for the acquired business required by Item 7 of Form 8-K promulgated by the Commission under the Securities and Exchange Act of 1934, as amended (the "Act"). Accordingly, the Registrant will file the required financial statements, if any, as soon as practicable, but not later than October 15, 2001 as required by Item 7.

(b) Pro Forma Financial Information. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the pro forma financial information required by Item 7 of Form 8-K promulgated by the Commission under the Act. Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than October 15, 2001 as required by Item 7.

(c)   Exhibits.

2.1      Press release dated August 1, 2001
2.2      Stock Purchase Agreement


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Viking Capital Group, Inc.
                                   ---------------------------------
                                             (Registrant)


Date:   August 14, 2001            By:  /S/ Matthew W. Fossen
      -----------------------          -----------------------
                                        Matthew W. Fossen, President





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EXHIBIT INDEX



EXHIBIT 2.1                PRESS RELEASE
EXHIBIT 2.2                STOCK PURCHASE AGREEMENT






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